EXHIBIT 10.8

                 AMENDMENT TO EQUITY LINE OF CREDIT AGREEMENT

      THIS AMENDMENT (the "AMENDMENT") is made and entered into effective as of March 8, 2002, by and between the CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "INVESTOR") and SOUTHERN STATES POWER COMPANY, INC., a corporation organized and existing under the laws of the State of Delaware (the "COMPANY").

                                   WITNESSTH:

      WHEREAS, the Investor and the Company entered into an Equity Line of Credit Agreement, (the "EQUITY LINE OF CREDIT AGREEMENT") Registration Rights Agreement, (the "REGISTRATION RIGHTS AGREEMENT)" Escrow Agreement (the "ESCROW AGREEMENT") and Placement Agent Agreement (the PLACEMENT AGENT AGREEMENT") dated December 13, 2001 (collectively referred to as the "TRANSACTION DOCUMENTS"); and

      WHEREAS, upon the terms and subject to the conditions contained in the Transaction Documents, the Company has agreed to issue and sell to the Investor, from time to time, as provided therein and the Investor has agreed to purchase from the Company up to Two Million Five Hundred Thousand Dollars ($2,500,000) of the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK"); and

      WHEREAS, the parties desire to amend the terms of Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants herein contained and in the Transaction Documents, and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1.  The  Equity  Line  of  Credit  Agreement is hereby amended by deleting
Article I Section 1.7. in its entirety and inserting in lieu thereof the following:

      Section 1.7. "COMMITMENT AMOUNT" shall mean the aggregate amount of up to Ten Million Dollars ($10,000,000), which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

      2.  The Equity Line of Credit  Agreement  is hereby  amended  by  deleting
Article I Section 1.17 in its entirety and inserting in lieu thereof the following:

      Section 1.17. "MAXIMUM ADVANCE AMOUNT" shall be equal to Seven Hundred Fifty Thousand Dollars ($750,000).

      3. The Transaction Documents shall further be amended wherever appropriate to reflect a commitment amount of up to Ten Million Dollars ($10,000,000).



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      4.  The Equity  Line of Credit Agreement  is hereby  amended  by  deleting
Article XII Section 12.4 (b) in its entirety and inserting in lieu thereof the following:

          (b) COMMITMENT FEES. On each Advance Date the Company shall pay to the Investor, directly from the gross proceeds held in escrow, an amount equal to five percent (5%) of the amount of each Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by Section 2.3 of this Agreement. Furthermore, upon the execution of this Agreement, the Company shall issue and deliver to the Investor as a commitment fee, shares of the Company's Common Stock in an amount equal to
(i) One Hundred Eighty-Seven Thousand Five Hundred Dollars ($187,500) divided by the Closing Bid Price on the Closing Date; (ii) Sixty-Two Thousand Five Hundred Dollars ($62,500) divided by Ten Cents ($0.10); and (iii) One Hundred Fifty Thousand Dollars ($150,000) divided by Ten Cents ($0.10). (Subparagraphs
(i)-(iii) above are collectively referred to as the "INVESTOR SHARES").

      5. The Transaction Documents shall further be amended wherever appropriate to reflect Investor's Shares in an amount equal to (i) One Hundred Eighty-Seven Thousand Five Hundred Dollars ($187,500) divided by the Closing Bid Price on the Closing Date; (ii) Sixty-Two Thousand Five Hundred Dollars ($62,500) divided by Ten Cents ($0.10); and (iii) One Hundred Fifty Thousand Dollars ($150,000) divided by Ten Cents ($0.10).

      6. Except as set forth herein, all other terms and provisions of the Agreement shall remain in full force and effect.


      IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year set above set forth.


                                     COMPANY:
                                     SOUTHERN STATES POWER CO.

                                     By:
                                     Name:  William O. Sheaffer
                                     Title: President


                                     INVESTOR:
                                     CORNELL CAPITAL PARTNERS, LP

                                     By:   Yorkville Advisors, LLC
                                     Its:  General Partner

                                           By:
                                           Name:  Mark Angelo
                                           Title: Portfolio Manager